Exhibit 10.3
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                            FACTORY CARD OUTLET CORP.
                            2002 STOCK INCENTIVE PLAN

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                            FACTORY CARD OUTLET CORP.
                            2002 STOCK INCENTIVE PLAN


The Plan. Factory Card Outlet Corp. (the "Company") hereby establishes the Factory Card Outlet Corp. 2002 Stock Incentive Plan (the "Plan") as set forth in this document, as it may be amended from time to time. The Options granted to a Participant pursuant to Section 6 hereof are not intended to be Incentive Stock Options. The Plan is effective as of the Effective Date.

         Section 1. Purpose. The purposes of the Plan are to encourage employees of the Company and its Affiliates to acquire a proprietary and vested interest in the growth and performance of the Company and to increase their incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of shareholders, and enhancing the ability of the Company and its Affiliates to attract and retain individuals of exceptional talent upon whom, in large measure, the sustained progress, growth and profitability of the Company depends.

         Section 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

         (a) "Affiliate" shall mean (i) any Person that directly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company or (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

         (b) "Board" shall mean the Board of Directors of the Company.

         (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (d) "Committee" shall mean the Compensation Committee of the Board.

         (e) "Company" shall mean Factory Card Outlet Corp.

         (f) "Effective Date" means [___________,2002], the date this Plan is adopted by the Board.

         (g) "Employee" shall mean any employee of the Company or of any Affiliate.

         (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         (i) "Fair Market Value" shall mean, with respect to a Share, (i) the closing price of the Shares on the NASDAQ Stock Market's National Market, or any other national stock exchange on which the Shares are then traded, or if no such


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reported sale of Shares shall have occurred on such date, on the next preceding date on which there was such a reported sale; or (ii) if the Shares are not listed for trading on a national securities exchange or authorized for quotation on the NASDAQ Stock Market's National Market, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System or, if no such prices shall have been reported for such date, on the next preceding date for which such prices were so reported; or
(iii) if the Stock is neither listed on a national securities exchange nor quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

         (j) "Mature Shares" shall mean Shares to which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder either (i) has held for at least six months or (ii) has purchased on the open market.

         (k) "Option" shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine. The Options granted to a Participant pursuant to Section 6 hereof are not intended to be Incentive Stock Options.

         (l) "Option Agreement" shall mean the written agreement, contract, or other instrument or document by which every Option shall be evidenced.

         (m) "Optionee" shall mean any Participant to whom an Option has been granted under the Plan.

         (n) "Option Price" shall mean the per share purchase price of Shares subject to an Option.

         (o) "Participant" shall mean an Employee who is selected by the Committee to receive an Option under the Plan.

         (p) "Permitted Transferee" shall mean any member of the Immediate Family of the Participant, any trust of which all of the primary beneficiaries are the Participant or members of the Immediate Family of a Participant, or any partnership of which all of the partners are the Participant or members of the Immediate Family of the Participant. For purposes of this definition, the "Immediate Family" of the Participant consists of the Participant's spouse, children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews.

         (q) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.


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         (r) "Shares" shall mean shares of the common stock of the Company.

         Section 3. Administration.

         (a) General. The Plan shall be administered by the Committee. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings. The Committee may appoint agents (who may be employees of the Company) to assist in the administration of the Plan, and may authorize such persons to execute agreements or other documents on its behalf. The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan, and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. All expenses incurred in the administration of the Plan, including for the engagement of any counsel, consultant or agent, shall be paid by the Company. No member of the Committee shall be liable for any action or determination made with respect to the Plan or any Option.

         (b) Power and Authority of Committee. The Committee shall have full power and authority, in its sole discretion subject to the provisions of the Plan, to:

                  (i) determine the Employees of the Company and its Affiliates to whom Options may from rime to time be granted hereunder;

                  (ii) determine the type or types of Option to be granted to each Participant hereunder;

                  (iii) determine the number of Shares or other amount to be covered by each Option granted hereunder, subject to the limitations of
         Section 4;

                  (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Option granted hereunder;

                  (v) determine whether, to what extent and under what circumstances Options may be settled in cash, Shares or other property or canceled or suspended;

                  (vi) determine whether, to what extent and under what circumstances cash, Shares and other property and other amounts payable with respect to an Option under this Plan shall be deferred either automatically or at the election of the Participant;

                  (vii) determine the existence or nonexistence of any fact or status relevant to Options or the rights of Participants thereunder, including without limitation whether a Termination of Employment occurs by reason of cause, retirement, death or disability;

                  (viii) construe and interpret the Plan, any Option Agreement, and any other instrument or agreement entered into under the Plan;



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                  (ix) adjust performance Option criteria or the terms and
         conditions of other Options in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in applicable laws, regulations or accounting principles;1

                  (x) make such other determinations and waive such requirements as may be required or permitted by Sections 6, 7, 8, 9, 10, 11 and 12 or other provisions of the Plan;

                  (xi) administer the Plan and establish such rules and regulations, approve and prescribe such forms, and appoint such agents as it shall deem appropriate for the proper administration of the Plan;

                  (xii) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option in the manner and to the extent it shall deem desirable to carry it into effect;

                  (xiii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

In making such determinations, the Committee may take into consideration the value of the services rendered by the respective individuals, their present and potential contributions to the success of the Company and its Affiliates and such other factors which the Committee may deem relevant in accomplishing the purposes of the Plan. The Committee's determinations under the Plan need not be uniform. The Committee may make such determinations selectively among persons who receive, or are eligible to receive, Options (whether or not such persons are similarly situated). Decisions of the Committee shall be final, conclusive and binding upon all Persons, including the Company, any Participant, any stockholder, and any employee of the Company or of any Affiliate.

         Section 4. Shares Subject to the Plan.

         (a) Aggregate Limit. Subject to adjustment as provided in Section 12(h) a total of one hundred sixty-six thousand six hundred sixty-seven (166,667) Shares, approximately ten percent (10%) of the shares of the Company) are reserved for grant pursuant to Options under the Plan. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury Shares. Shares shall be charged against the foregoing limit upon the grant of each Option but if such Shares are thereafter forfeited or such Option otherwise terminates without the issuance of such Shares or of other consideration in lieu of such Shares, the Shares so forfeited or related to the terminated portion of such Option shall be restored to the foregoing limit and shall again be available for Options under the Plan. If Shares are applied to pay the Option Price upon exercise of an Option or to pay federal, state and local taxes upon exercise of an Option or other receipt of payment under an


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Option, the Shares so applied shall be added to the foregoing limit and shall be available for Options under the Plan.

         (b) Individual Annual Limits. The maximum number of Shares with respect to which Options may be granted during a calendar year to any Participant is one hundred sixty-six thousand six hundred sixty-seven (166,667) Shares.

         Section 5. Eligibility. The Committee may grant Options to any Employee (excluding any member of the Committee). An Employee may be granted more than one Option, but only on the terms and subject to the restrictions hereinafter set forth.

         Section 6. Stock Options.

         (a) Issuance. The Committee may grant Options hereunder to Participants either alone or in addition to other Options granted under the Plan.

         (b) Option Agreements. Any Option granted to a Participant under the Plan shall be evidenced by an Option Agreement in such form as the Committee may from time to time approve. The Committee [may]2 require that any Participant shall, as consideration for the grant of the Option, agree in writing to remain in the employ of the Company or of one of Affiliates, at the pleasure of the Company or of such Affiliate, for at least one (1) year from the date of the granting of such Option or until earlier termination of the Participant's employment effected or approved by the Company or by such Affiliate, in which event if the Participant violates such agreement, any Options still held by such person at the time of such violation shall automatically terminate. The Committee may waive this requirement in the case of any Participant. Any Option shall also be subject to the following terms and conditions and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

         (c) Date of Granting of Options. The date of grant of Options shall be the date designated by the Committee as the date of grant, provided that in no event shall the date of grant be earlier than the date on which the Committee approves the grant.

         (d) Option Price. The Option Price per Share shall be determined by the Committee in its sole discretion; provided that the Option Price shall not be less than 100% of the Fair Market Value of a Share on the date of the grant of the Option. The proceeds received by the Company from the sale of Shares subject to an Option shall be added to the general funds of the Company and used for its corporate purposes.



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         (e) Option Period. The term of each Option shall be fixed by the
Committee in its sole discretion and set forth in the Option Agreement, provided that the Option shall not be exercisable after the expiration of ten years from the date the Option was granted.

         (f) Exercisability. Options shall be exercisable either in full or in installments at such time or times as determined by the Committee at or subsequent to grant, and set forth in the Option Agreement; provided that the Committee may in its sole discretion subsequent to grant waive any restriction on the exercise of an Option.3

         (g) Method of Exercise. An Option shall be exercised by the delivery to the Company (or an agent of the Company) during the period in which such Option is exercisable of written notice of exercise in a form acceptable to the Committee for a specific number of Shares subject to the Option and payment in full of the Option Price of such specific number of Shares. Payment for the Shares with respect to which an Option is exercised may be made by any one or more of the following means:

                  (i) cash, negotiable personal check or electronic funds transfer;

                  (ii) the Committee in its sole discretion may permit payment through tender of Mature Shares, valued at their Fair Market Value on the date of exercise; provided that the Committee may impose whatever restrictions it deems necessary or desirable with respect to such method of payment;

                  (iii) the Committee in its sole discretion may permit payment by submitting acceptable certification to the Committee of the ownership of Mature Shares, valued at their Fair Market Value on the date of exercise; in which event the Shares issued to the Optionee for the portion of any Option so exercised by shall not exceed the number of Shares covered by such portion of the Option less the number of Shares for which proof of ownership is submitted in full or partial payment; or

                  (iv) the Committee in its sole discretion may permit payment through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Optionee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Committee, the amount of federal, state, local or foreign withholding taxes payable by Optionee by reason of such exercise.

         (h) Form of Settlement. In its sole discretion, the Committee may provide, at the time of grant, that the Shares to be issued upon an Option's exercise shall be in the form of Restricted Stock or other similar securities, or may reserve the right so to provide after the time of grant.



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         (i) Discretionary Share Withholding. The Committee in its sole discretion may provide that when taxes are to be withheld in connection with any Option (the date on which such exercise occurs or such restrictions lapse hereinafter referred to as the "Tax Date"), the Optionee may elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare ("FICA") taxes, up to the Optionee's marginal tax rate, by one or both of the following methods:

                  (i) delivering part or all of the payment in previously-owned Mature Shares (which shall be valued at their Fair Market Value on the Tax Date);

                  (ii) requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld.

The Committee in its sole discretion may provide that the amount of tax withholding to be satisfied by withholding Shares from the Option exercise shall be the minimum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law, or shall be the entire amount of taxes, including FICA taxes, required to be paid by Optionee under federal, stare and local law. An election by Optionee under this subsection is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares must be paid in cash. If no timely election is made, cash must be delivered to satisfy all tax withholding requirements.

         Section 7. Termination of Employment. Except as otherwise provided in this Section or the applicable Option Agreement, all Options not vested shall terminate upon a Participant's Termination of Employment. For purposes of this Section, a Participant's Termination of Employment occurs on the last day on which the Participant performs services for the Company or an Affiliate as an employee; or if earlier on the date on which an Affiliate which employs the Participant ceases to be an Affiliate (unless the Participant continues to be employed by the Company or an Affiliate which continues to be an Affiliate).

         (a) Except as otherwise provided in this Section, upon a Participant's Termination of Employment, all Options not vested and exercisable immediately before such Termination of Employment shall terminate and no Option may be exercised after such Termination of Employment.

         (b) If Termination of Employment occurs for a reason other than retirement, death, disability or cause, Options which were vested and exercisable immediately before such Termination of Employment shall remain exercisable for a period of 90 days following such Termination of Employment (but not for more than ten years from the grant date of the Option) and shall then terminate.

         (c) If Termination of Employment occurs by reason of retirement, death or disability, Options which were vested and exercisable immediately before such


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Termination of Employment shall remain exercisable for a period of one year following such Termination of Employment (but not for more than ten years from the grant date of the Option) and shall then terminate.

         (d) Waiver by Committee. Notwithstanding the foregoing provisions of this Section, the Committee may in its sole discretion as to all or part of any Option as to any Participant, at the time the Option is granted or thereafter, determine that Options shall become exercisable or vested upon a Termination of Employment, determine that Options shall continue to become exercisable or vested in full or in installments after Termination of Employment, extend the period for exercise of Options (but not beyond ten years from the date of grant of the Option), or provide that any Performance Option shall in whole or in part not be forfeited upon such Termination of Employment.

         Section 8. Transferability of Options.

         (a) No Option shall be transferable by the Participant otherwise than upon death by will or under the applicable laws of descent and distribution; except that a Participant may, by written instrument in a manner specified by the Committee in the Option Agreement or thereafter, designate in writing a beneficiary to exercise an Option or otherwise receive payment under any Option after the death of the Participant. The Committee in its sole discretion may authorize the transfer of a Nonstatutory Stock Option for no consideration to a Permitted Transferee.

         (b) Following the transfer of an Option to a Permitted Transferee, the Permitted Transferee shall have all of the rights and obligations of the Participant to whom the Option was granted and such Participant shall not retain any rights with respect to the transferred Option, except that (i) the payment of any tax attributable to the exercise of the Option shall remain the obligation of the Participant, and (ii) the period during which the Option shall become exercisable or remain exercisable under this Section 8 shall depend on the employment status of the original Optionee.

         (c) If for any reason an Option is exercised by a person other than the original Participant, or payment or distribution under any other Option is to be made to a person other than the original Participant, the person exercising or receiving payment or distribution under such Option shall, as a condition to such exercise or receipt, supply the Committee with such evidence as the Committee may reasonably require to establish the identity of such person and such person's right to exercise or receive payment or distribution under such Option.

         (d) No Option shall be assigned, negotiated or pledged in any way (whether by operation of law or otherwise) except as permitted by Section 8(a), and no Option shall be subject to execution, attachment or similar process.



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         Section 9. Change in Control.

         (a) In order to maintain the Participants' rights in the event of any Change in Control of the Company, as hereinafter defined, the Committee, as constituted before such Change in Control, may, in its sole discretion, as to any Option, either at the time an Option is made hereunder or any time thereafter, take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Option so that such Option may be exercised or realized in full on or before a date fixed by the Committee; (ii) provide for the purchase of any such Option with or without the Participant's consent for an amount of cash equal to the amount that could have been attained upon the exercise of such Option or realization of the Participant's rights had such Option been currently exercisable or payable or exercisable or payable during a stipulated period prior to the Change of Control; (iii) make such adjustment to any such Option then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iv) cause any such Option then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation after such Change in Control. The Committee may, in its discretion, include such further provisions and limitations respecting a Change in Control in any Option Agreement as it may deem equitable and in the best interests of the Company.

         (b) A "Change in Control" shall be deemed to have occurred if:

                  (i) for any reason at any time less than seventy-five percent (75%) of the members of the Board shall be individuals who fall into any of the following categories: (A) individuals who were members of the Board on the Effective Date; or (B) individuals whose election, or nomination for election by the Company's stockholders (other than an election or nomination of an individual (an "Excluded Individual") whose initial assumption of office is in connection with an actual or threatened "election contest" relating to the election of the directors of the Company (as such term is used in Rule 14a-11 under the Exchange
         Act), a "tender officer" (as such term is used in Section 14(d) of the Exchange Act) or a proposed transaction described in (iii) below) was approved by a vote of at least seventy-five percent (75%) of the members of the Board then still in office who were members of the Board on the Effective Date; or (C) individuals (other than Excluded Individuals) whose election, or nomination for election, by the Company's stockholders, was approved by a vote of at least seventy-five percent (75%) of the members of the Board then still in office who were elected in the manner described in (A) or (B) above; or

                  (ii) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) or "group" (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act) shall have become after the Effective Date, according to a public announcement or filing, the "beneficial owner (as defined in Rule 13d-3 under the Exchange
         Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more (calculated in accordance with Rule 13d-3)


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         of the combined voting power of the Company's then outstanding voting securities; or

                  (iii) the stockholders of the Company shall have approved a merger, consolidation or dissolution of the Company, or a sale, lease, exchange or disposition of all or substantially all of the Company's assets, if persons who were the beneficial owners of the combined voting power of the Company's voting Securities immediately before any such merger, consolidation, dissolution, sale, lease, exchange or disposition do not immediately thereafter beneficially own, directly or indirectly, in substantially the same proportions, more than 60% of the combined voting power of the corporation resulting from any such transaction.

         (c) Notwithstanding any other provision of the Plan to the contrary,
(i) in the event that the consummation of a Change in Control is contingent on using pooling of interests accounting methodology, the Committee may take any action necessary to preserve the use of pooling of interests accounting; and
(ii) if the Committee determines, in its discretion exercised prior to a sale or merger of the Company (whether or not in connection with a Change in Control) that in the Committee's judgment is reasonably likely to occur, that the exercise of Options would preclude the use of pooling-of-interests accounting ("pooling") after the consummation of such sale or merger and that such preclusion of pooling would have a material adverse effect on such sale or merger, the Committee may (A) unilaterally cancel such Options prior to the sale or merger in consideration for reasonably equivalent value, (B) cause the Company to pay the benefit attributable to such Options in the form of Shares if the Committee determines that such payment would not cause the transaction to become ineligible for pooling, (C) defer the payment, distribution or exercise date of any Option, or (D) substitute another form of Option of reasonably equivalent value; in each case to the extent that the Committee determines that such cancellation, payment, deferral or substitution would not cause the transaction to become ineligible for pooling; and only in each case to the minimum extent reasonably necessary to cause the transaction to become eligible for pooling.

         Section 10. Amendments and Termination.

         (a) The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under an Option theretofore granted without the Participant's consent except as required to comply with securities, tax or other laws.

         (b) The Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall adversely affect the rights of any Participant without the Participant's consent, except as provided in subsection 9(c) or subsection 11(h) or except as required to comply with securities, tax or other laws. The Committee may also substitute new Options for Options previously granted to Participants, including without limitation previously granted Options having higher Option prices.



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         Section 11. General Provisions.

         (a) The term of each Option shall be for such period of months or years from the date of its grant as may be determined by the Committee; provided that in no event shall the term of any Option exceed a period of ten (10) years from the date of its grant.

         (b) No Employee or Participant shall have any claim to be granted any Option under the Plan and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

         (c) The prospective recipient of any Option under the Plan shall not, with respect to such Option, be deemed to have become a Participant, or to have any rights with respect to such Option, until and unless the Committee shall have executed an Option Agreement evidencing the Option and delivered a fully executed copy thereof to the Participant.

         (d) Nothing contained in the Plan or in any Option Agreement shall confer upon any Participant any right with respect to continuance of employment by the Company or its Affiliates, nor interfere in any way with the right of the Company or its Affiliates to terminate the Participant's employment or change the Participant's compensation at any time.

         (e) All certificates for Shares delivered under the Plan pursuant to any Option shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (f) Receipt of an Option shall not entitle any Participant (or Permitted Transferee) to any rights as a shareholder of the Company unless and until such Option has been exercised.

         (g) Except as otherwise required in any applicable Option Agreement or by the terms of the Plan, recipients of Options under the Plan shall not be required to make any payment or provide consideration other than the rendering of services.

         (h) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, spin-off or other change in corporate structure affecting the Shares, such adjustment shall be made in the aggregate number and class of Shares which may be delivered under the Plan, in the number, class and option price of Shares subject to outstanding Options granted under the Plan, and in the value of, or number or class of Shares subject to, Options granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of Shares subject to any Option shall always be a whole number. The grant of


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

Options stock pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge or to consolidate or to dissolve, liquidate, or sell or transfer all or any part of its business or assets.

         (i) The Company shall be authorized to withhold from any Option granted or payment due under the Plan or any other amount owing from the Company to the Participant (whether or not for payment of compensation) the amount of withholding taxes due with respect to an Option or payment hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Company shall also be authorized to accept the delivery of shares by a Participant in payment for the withholding of federal, state and local taxes up to the Participant's marginal tax rates.

         (j) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements.

         (k) The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

         (l) If any provision of this Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

         (m) All obligations of the Company under the Plan with respect to Options granted hereunder shall be binding on any successor to the Company. Successor is the result of a direct or indirect merger, consolidation, or otherwise of all the business of the Company.

         (n) The adoption of this Plan shall not be construed to amend or terminate any of the Company's other equity incentive plans or any outstanding option or other Option thereunder; and the aggregate number of Shares available under Section 4 of the Plan shall not be increased or reduced by Shares available under any such plan as of the Effective Date.

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Section 12. Term of Plan. No Option or other award shall be granted pursuant to the Plan after 10 years from the Effective Date, but any Option theretofore granted may extend beyond that date.

         This Plan is adopted this ___ day of __________________, 2002. In witness whereof, the Company has caused this Plan to be executed by a duly authorized officer.

                                     FACTORY CARD OUTLET CORP.



                                     By:  ________________________________


                                     Its:  ________________________________













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